EXECUTION VERSION

SUPPLY AGREEMENT
AMONG
ACTAVIS ELIZABETH LLC
ACTAVIS GROUP PTC EHF
ACTAVIS HOLDCO US, INC.
ACTAVIS LLC
ACTAVIS MID ATLANTIC LLC
ACTAVIS PHARMA, INC.
ACTAVIS SOUTH ATLANTIC LLC
ANDRX LLC
BREATH LTD.
THE RUGBY GROUP, INC.
WATSON LABORATORIES, INC.
AND
IMPAX LABORATORIES, INC.
DATED AS OF
JUNE 20, 2016

i

ii

Section 11.1. License.		22

Article XII.

MISCELLANEOUS		23

Section 12.1. Assignment.		23
Section 12.2. Severability.		23
Section 12.3. Notices.		23
Section 12.4. Applicable Law.		26
Section 12.5. Jurisdiction, Venue, Service of Process, WAIVER OF JURY TRIAL.		26
Section 12.6. Entire Agreement.		27
Section 12.7. Headings.		28
Section 12.8. Independent Contractors.		28
Section 12.9. Allergan		28
Section 12.10. Waiver.		28
Section 12.11. Counterparts.		28
Section 12.12. No Benefit to Third Parties.		28

Exhibits and Schedules

Schedule 1.1	Specifications
Schedule 3.2(d)	Initial Firm Order
Schedule 3.2(f)	Certain Products
Schedule 4.1(a)	Minimum Shelf Life
Schedule 6.1	Transfer Prices and Batch Quantities

iii

SUPPLY AGREEMENT
This Supply Agreement (this “Supply Agreement”), dated as of June 20, 2016, by and among Impax Laboratories, Inc., a Delaware corporation (“Buyer”), Actavis Elizabeth LLC, a Delaware limited liability company (“Actavis Elizabeth”), Actavis Group PTC Ehf., an Iceland einkahlutafelag (“Actavis PTC”), Actavis Holdco US, Inc., a Delaware corporation (“Actavis Holdco”), Actavis LLC, a Delaware limited liability company (“Actavis LLC”), Actavis Mid Atlantic LLC, a Delaware limited liability company (“Actavis Mid Atlantic”), Actavis Pharma, Inc., a Delaware corporation (“Actavis Pharma”), Actavis South Atlantic LLC, a Delaware limited liability company (“Actavis South Atlantic”), Andrx LLC, a Delaware limited liability company (“Andrx”), Breath Ltd., a United Kingdom private limited company (“Breath”), The Rugby Group, Inc., a New York corporation (“Rugby”), and Watson Laboratories, Inc., a Nevada corporation (“Watson” and, together with Actavis Elizabeth, Actavis PTC, Actavis Holdco, Actavis LLC, Actavis Mid Atlantic, Actavis Pharma, Actavis South Atlantic, Andrx, Breath and Rugby, each a “Manufacturer” and, collectively, the “Manufacturers”).
WITNESSETH:
WHEREAS, the United States Federal Trade Commission (“FTC”) Staff has raised the concern that the proposed acquisition (the “Proposed Allergan Transaction”) of certain businesses and assets of Allergan plc (“Allergan”) by Teva Pharmaceutical Industries Ltd. (“Teva”) pursuant to that Master Purchase Agreement dated as of July 26, 2015, by and between Allergan and Teva, as it may be amended from time to time (the “Master Purchase Agreement”), may produce anti-competitive effects in the alleged relevant product market(s) in the United States for the generic pharmaceutical on-market and pipeline products listed on Schedule 6.1 (as such products are more specifically identified in this Supply Agreement), which would not be in the public interest, including, but not limited to, by eliminating competition between Teva and Allergan;
WHEREAS, in order to resolve the concerns raised by the FTC Staff in these alleged product markets in the United States, Teva has agreed to divest certain assets relating to these products to the Buyer, to permit the Buyer to replace the lost competition by manufacturing, marketing and selling the generic products referred to above into the respective alleged product markets;
WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of the date hereof, by and between the Buyer and the Manufacturers (the “Asset Purchase Agreement”), the Buyer purchased certain assets relating to the Supply Products (the “Acquisition”);
WHEREAS, in connection with the Acquisition, the Buyer desires to engage the Manufacturers to manufacture and/or supply the Supply Products to the Buyer on a transitional basis, and to provide the Buyer with ample opportunity to establish its own Manufacturing capabilities, whether directly or through a third-party, upon the terms and subject to the conditions set forth herein;

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

WHEREAS, the Manufacturers wish to manufacture and/or supply the Supply Products to the Buyer upon the terms and subject to the conditions set forth herein;
WHEREAS, concurrently with the execution of this Supply Agreement, a certain Person who will be an Affiliate of Manufacturers as of the Closing entered into a supply agreement with the Buyer related to the Order (the “Other Supply Agreement”), pursuant to which (i) the Buyer agrees to engage such Affiliate of the Manufacturers as of the Closing to manufacture and/or supply the Supply Products (as defined in the Other Supply Agreement) to the Buyer on a transitional basis, and to provide the Buyer with ample opportunity to establish its own Manufacturing (as defined in the Other Supply Agreement) capabilities, whether directly or through a third party, all upon the terms and conditions set forth therein and (ii) such Affiliate of the Manufacturers as of the Closing agrees to Manufacture (as defined in the Other Supply Agreement) and/or supply the Supply Products (as defined in the Other Supply Agreement) to the Buyer upon the terms and subject to the conditions set forth therein; and
WHEREAS, the FTC has or is about to issue an Order governing the scope, nature, extent and requirements of this Supply Agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows:

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Article I.
DEFINITIONS
Section 1.1.     Definitions.
Any capitalized terms or any other terms specifically defined in the Asset Purchase Agreement and used herein will have the meaning ascribed to them in the Asset Purchase Agreement, unless otherwise expressly set forth below or herein. As used herein the words “including” or “includes” shall be deemed to mean “including, without limitation,” or “includes, without limitation”.
As used in this Supply Agreement, the following terms will have the meanings ascribed to them below:
(a)“[****] Customers” means the retailers, wholesalers, and distributors whose [****], in units, of that Supply Product to U.S. customers during the [****] period prior to the date hereof.
(b)“Actual Manufacturing Costs” has the meaning set forth in Section 6.1.
(c)“ANDA” means the abbreviated new drug application for each Supply Product as approved by the FDA.
(d)“API” means active pharmaceutical ingredient.
(e)“Asset Purchase Agreement” has the meaning set forth in the Recitals.
(f)“[****]” has the meaning set forth in Section 6.2(a).
(g)“Buyer Taxes” has the meaning set forth in Section 6.4.
(h)“Buyer Trademark” has the meaning set forth in Section 11.1.
(i)“cGMP Requirements” means the FDA’s current good manufacturing practice requirements as promulgated under the FFDCA at 21 C.F.R. (parts 11, 210 and 211), and as further defined by FDA guidance documents, as such may be amended from time to time.
(j)“COA” has the meaning set forth in Section 3.3(b).
(k)“COC” has the meaning set forth in Section 3.3(b).
(l)“Extended Term” has the meaning set forth in Section 7.1.
(m)“FFDCA” means the Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §§ 301 et seq., as amended.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(n)“Firm Order” has the meaning set forth in Section 3.2.
(o)“[****]” has the meaning set forth in 3.1.
(p)“Force Majeure” has the meaning set forth in Section 8.1.
(q)“Forecast” has the meaning set forth in Section 3.1.
(r)“Forms” has the meaning set forth in Section 12.6.
(s)“FTC Interim Monitor” means the monitor appointed by the FTC pursuant to the Decision and Order in In the Matter of Teva Pharmaceutical Industries Ltd. in 2016 relating to the Proposed Allergan Transaction.
(t)“[****]” has the meaning set forth in Section 6.1.
(u)“Initial Term” has the meaning set forth in Section 7.1.
(v)“Manufacturer” or “Manufacturers” has the meaning set forth in the preamble.
(w)“Manufacturing” or “Manufactured” means the manufacture and packaging of Supply Products, including, without limitation, mix, fill and finish.
(x)“Master Purchase Agreement” has the meaning set forth in the recitals.
(y)“[****]” means the [****].
(z)“Party” or “Parties” means the Manufacturers and/or the Buyer, as applicable.
(aa)“Purchase Order Date” has the meaning set forth in Section 3.2(a).
(bb)“[****]” means the [****].
(cc)“Specifications” means the requirements and standards for the Supply Products set forth on Schedule 1.1, as amended or supplemented in accordance with this Supply Agreement.
(dd)“Successful Product Technology Transfer” has the meaning set forth in Section 7.1
(ee)“Supply Agreement” has the meaning set forth in the preamble.
(ff)“Supply Failure” means, [****] the inability of the Manufacturers to supply at least [****] percent ([****]%) of ordered quantities of Supply Product to Buyer for a period of at least [****] following the confirmed delivery date set forth in a Firm Order.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(gg)“Supply Pipeline Product” means the Supply Product [****], then such Supply Product will cease being a Supply Pipeline Product hereunder and under the Asset Purchase Agreement.
(hh)“Supply Products” means the generic pharmaceutical on-market and pipeline Supply Products listed on Schedule 6.1 that are to be supplied by the Manufacturers to the Buyer hereunder.
(ii)“Term” has the meaning set forth in Section 7.1.
(jj)“Transfer Prices” means the amount(s) to be paid by the Buyer to each Manufacturer pursuant to Section 6.1 and as may be adjusted from time to time pursuant to Section 6.2.
Section 1.2.    Incorporation by Reference and Supremacy of FTC Order
(a)Incorporation of FTC Order. The Parties hereby agree and acknowledge that the terms and provisions of the Order of the FTC shall govern this Supply Agreement. The terms and provisions of the Order that pertain to this Supply Agreement are hereby deemed incorporated by reference into this Supply Agreement.
(b)Supremacy of FTC Order. To the extent that any term or provision of this Supply Agreement conflicts with any corresponding term or provision of the Order, the Parties hereby agree that the terms or provisions of the Order shall control the rights and obligations of the Parties.
(c)Supremacy of Certain Terms and Provisions of this Supply Agreement. Notwithstanding the application of Section 1.2(b), above, the Parties hereby agree that to the extent that any terms or provisions of this Supply Agreement do not conflict with the Order, but confer greater rights or benefits to the Buyer, or more greatly obligate the Manufacturers, than the corresponding terms or provisions of the Order, then the terms or provisions of this Supply Agreement shall control the rights and obligations of the Parties.
Article II.

MANUFACTURE AND SALE OF SUPPLY PRODUCTS
Section 2.1.    Engagement.
During the Term and upon the terms and subject to the conditions set forth herein, the Buyer hereby agrees to purchase from the Manufacturers, and the Manufacturers agree to supply the Supply Products to Buyer for sale by Buyer in the Territory. The Manufacturers shall have the right to subcontract their obligations under this Supply Agreement to a third party; provided, however that the Manufacturers shall be responsible for all the acts and omissions of the subcontractor and no subcontract shall release the Manufacturers from their respective responsibilities for their obligations under this Supply Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 2.2.    Sale and Distribution.
The Buyer will sell the Supply Products only in the Territory and will not directly or indirectly sell or otherwise distribute the Supply Products outside of the Territory. The Buyer shall have the sole and exclusive right to determine all terms and conditions of sale by it of the Supply Products.
Section 2.3.    Packaging and Labeling.
Supply Products and all labeling and packaging used in connection therewith shall include the appropriate product trademarks associated with any specific Supply Product, in the manner and to the extent specified in the Specifications. The Buyer will be responsible for ensuring the accuracy of all information contained on all labels for Supply Products and for the compliance of all such labels with applicable Governmental Rules. Each Manufacturer will, or will cause its contractors to, supply all packaging and labels for Supply Products under this Supply Agreement. Such packaging and labels will be in accordance with the Specifications. Each Manufacturer will make any changes to labeling and packaging specifications required in writing by the Buyer, at the Buyer’s sole cost and expense, within a reasonable timeframe to be agreed upon in writing by both Parties. The Buyer will be responsible for submitting any such changes to all applicable Governmental Entities for approval, if required, and the Manufacturers shall provide all support and documents reasonably necessary in this regard.
Section 2.4.    Facility Maintenance; Inspection; Reports.
(a)Each Manufacturer shall, at all times, maintain and operate, or cause its contractors to maintain and operate, all facilities where Supply Products are manufactured, packaged, tested, stored, warehoused or shipped, and implement such quality control procedures, as is reasonably required so as to be able to perform its obligations hereunder in accordance with all applicable Governmental Rules, including without limitation, the cGMP Requirements. Not more than [****] (or more often for follow‑up audits or inspections directed at significant or critical quality issues observed during the regular audit or brought to the Buyer’s attention through customer complaints or claims or by Governmental Entities), each Manufacturer shall permit, or cause its contractors to permit, quality assurance representatives of the Buyer or designated third parties to inspect such facilities, operations, documents, and records related to the handling, manufacture, testing, inspection, packaging, storage, disposal and transportation of the Supply Products by each Manufacturer or the applicable contractor upon reasonable notice (which shall not be less than [****]), during normal business hours and on a confidential basis. Each Manufacturer shall also permit, and cause its contractors to permit, representatives of the FDA to inspect such facilities as requested by the FDA. Each Manufacturer shall promptly provide, or cause its contractor to provide, the Buyer with a copy of any FDA Form 483s received at the conclusion of an inspection relating to any Supply Product sold by it or any facility where any Supply Product is Manufactured (to the extent the observation affects the Manufacture of the Supply Product).

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)Each Manufacturer shall maintain adequate and accurate records consistent with the applicable Specifications, including records covering quality control testing and release of the Supply Products and all other Manufacturing services provided hereunder in material compliance with the cGMP Requirements and any other relevant Governmental Rules, at all times during the performance of the Manufacturing services and for a period as required by Governmental Rules.
(c)Each Manufacturer shall promptly notify Buyer of any FDA inspection of the Manufacturing facilities (but in any event no later than [****] after the commencement of such inspection) if such inspection pertains to any Supply Product and, in such case, shall make all such records available to the FDA as required by applicable Governmental Rules. Each Manufacturer shall promptly notify Buyer of any such disclosure and shall provide copies of any records made available to FDA, but only if and to the extent the same relate to the Supply Products and such Manufacturer’s obligations hereunder (redacted as appropriate to reflect any confidential information of such Manufacturer and its other customers); provided that any such disclosure shall be for this limited purpose and Buyer shall hold such information in confidence, and may not share any such information with any third parties except as required by a Governmental Entity or by Governmental Rules.
(d)Subject to the foregoing record maintenance requirement and only with respect to any Supply Product that is supplied by a Manufacturer, such Manufacturer shall notify Buyer before destroying any records developed under this Supply Agreement and maintained in accordance with Section 2.4(b), it being understood that in respect of any Supply Product that is supplied by such Manufacturer pursuant to a retained ANDA, such Manufacturer shall only be required to notify Buyer before destroying any records to the extent the records relate to the Supply Products purchased by Buyer under this Supply Agreement. In such case, Buyer shall have the option of having the records shipped to Buyer in accordance with Buyer’s reasonable instructions and at Buyer’s sole cost and expense. Buyer shall also have the option, at any time not later than [****] after the termination date of this Supply Agreement, of having one copy of any records developed under this Supply Agreement shipped to Buyer in accordance with Buyer’s reasonable instructions and at Buyer’s sole cost and expense.
Section 2.5.    Adverse Events.
Prior to the Closing Date the Parties shall each assign a representative to negotiate in good faith and agree on a process and procedure for sharing adverse event information which shall be documented in a pharmacovigilance agreement which the Parties shall use commercially reasonable efforts to agree upon and execute prior to the Closing Date. Pending adoption of such agreement, the Parties shall implement a transition plan for exchange of any and all information concerning adverse events related to use of the Supply Products regardless of source, and the Parties shall ensure compliance with legal requirements.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Article III.

FORECASTS, ORDERS AND SHIPMENT
Section 3.1.    Forecasts.
In order to assist in the planning of production runs for the Supply Products, the Buyer will, within [****] following the execution of this Supply Agreement, provide each Manufacturer with a non-binding written forecast of estimated quantities of Supply Product that the Buyer anticipates ordering from each such Manufacturer during the next [****] period (the “Forecast”). This initial Forecast will be updated monthly [****] basis and such updated Forecast will be promptly delivered to each Manufacturer by the Buyer; provided that, in any updated Forecast, Buyer may not [****]. The Buyer will forecast [****]. Each Forecast will be made by the Buyer in good faith, taking into account reasonable projections of demand for the Supply Products including, without limitation, demand in line with prescription trends, and allowing for reasonable safety stock. Each Manufacturer shall use its commercially reasonable efforts to ensure sufficient manufacturing capacity to meet the Forecast.
Section 3.2.    Orders.
(a)The Buyer will place firm purchase orders (“Firm Orders”) for Supply Products in writing for delivery at least [****] after the Purchase Order Date. Each applicable Manufacturer shall accept or reject each Firm Order in writing within [****] after its receipt of each order, it being understood that the Manufacturer may reject a Firm Order [****]. Each Firm Order will specifically refer to this Supply Agreement [****]. Except with respect to the initial Firm Order as set forth on Schedule 3.2(d) hereto, each Firm Order shall cover the Buyer’s desired quantity of the Supply Products for the [****] period immediately following the applicable delivery date. The minimum size of any order placed by the Buyer with respect to a Supply Product will be [****], except with the advance approval of such Manufacturer. The Supply Products set forth in Firm Orders will be delivered to such location as the applicable Manufacturers designate in writing to the Buyer from time to time. The date an order will be deemed placed (the “Purchase Order Date”) will be the date that such Manufacturer actually receives the purchase order form. The Buyer will be fully responsible for any changes to a Firm Order. Firm Orders will be deemed accepted by such Manufacturer unless it rejects a Firm Order for reasons constituting a Force Majeure or for the failure of a Firm Order to comply with the provisions of this Supply Agreement and provides notification of such rejection to the Buyer within [****] of receipt of the Firm Order. In the event that a Firm Order is so rejected, such Manufacturer shall provide to Buyer the reasons for rejection in writing and such Manufacturer and the Buyer will cooperate in good faith to promptly resolve any supply issues raised by such order. Each Manufacturer shall use reasonable best efforts to timely supply any Supply Products in accordance with the resolution of a rejected Firm Order.
(b)Each applicable Manufacturer will supply the Supply Products in accordance with each Firm Order placed pursuant to the terms of this Supply Agreement by the Buyer and accepted by such Manufacturer including the quantities and delivery dates requested

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

in each Firm Order. Each Firm Order will set forth a delivery date, not less [****] after the date of such order. In the event delivery of Supply Products pursuant to a Firm Order is delayed by more than [****], the Buyer will be entitled to revise its forecasts and reschedule orders under Section 3.1 and this Section 3.2 to address such delay in a reasonable manner without penalty of any kind whatsoever; provided, however, that any revision shall not be deemed a waiver by the Buyer of any claim for a breach of this Section 3.2(b) by the applicable Manufacturer.
(c)Notwithstanding any other provisions to the contrary herein or in the Asset Purchase Agreement, each Manufacturer in its sole discretion may supply or cause its Affiliates to supply Buyer with the Supply Products listed on Schedule 6.1 from a facility approved as a Manufacturing site under the applicable ANDA or NDA retained by the Manufacturers or their Affiliates, and the Parties shall cooperate with each other to effectuate any changes to the labeling, packaging or ANDA or NDA that may be required due to such fulfillment from the alternate Manufacturing site.
(d)The initial Firm Order is attached as Schedule 3.2(d) hereto. The Manufacturers will deliver the Supply Products subject to the initial Firm Order no later than [****] following the Closing Date.
(e)[****]. Except as otherwise provided in Section 3.2(f), this Section 3.2(e) shall be the sole and exclusive remedy of the Buyer with respect to any such failure to timely deliver the initial Firm Order for the Supply Products by any Manufacturer under this Supply Agreement (including through purchases of Supply Products by Buyer under Section 3.2(f), if applicable).
(f)The Parties agree that all or a portion of each Manufacturer’s existing and available inventory of certain Supply Products bearing such Manufacturer’s or its Affiliate’s NDC Number as set forth on Schedule 3.2(f) or as may otherwise be agreed by the Parties may be supplied by such Manufacturer in order to fulfill Buyer’s initial Firm Order with respect thereto and to enable Buyer to sell such Supply Products to third parties. Each Party’s responsibilities with respect to Medicaid Reimbursements and Rebates, returns, rebates, adverse event reporting, audits, administrative fees, chargebacks, shelf stock adjustments and similar payments and reporting obligations in connection with the sale of such Supply Products bearing such Manufacturer’s or its Affiliate’s NDC Numbers are set forth in Appendix III of the Asset Purchase Agreement.
(g)The terms of this Supply Agreement shall prevail over any conflicting, inconsistent or additional terms set forth in any Firm Order.
Section 3.3.    Delivery.
(a)All Supply Products shipped under this Supply Agreement will be shipped [****] the relevant Manufacturer’s facility or, if applicable, the designated facility of its contract manufacturer to such location designated by the Buyer in the applicable Firm Order. The [****] will pay all freight, insurance charges, taxes, import and export duties, inspection fees and other

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

charges applicable to the sale and transport of Supply Products purchased by the Buyer. Title and risk of loss and damages to Supply Products purchased by the Buyer will pass to the Buyer [****]. In the event of damage or loss to the Supply Products [****] will be responsible to file claims with the carrier. Each Manufacturer shall notify Buyer of the following information concurrently with each shipment of Supply Product by such Manufacturer: (i) date of shipment, (ii) quantity and type of Supply Product shipped, and (iii) order number or other identifying information.
(b)Each Manufacturer shall perform quality assurance testing with respect to the Supply Products sold by it hereunder, including stability testing, so that the Supply Products conform with the Specifications. With each shipment of Supply Products to Buyer, the Manufacturers shall provide Buyer with a Certificate of Analysis (“COA”) and a Certificate of Compliance (“COC”) confirming that the Supply Products in such shipment have been tested in accordance with the ANDAs and meet the Supply Products Specifications. The results of such testing shall accompany each COA. In addition, with each shipment of Supply Products to Buyer, the Manufacturers shall provide to Buyer a COC confirming that the Supply Products in such shipment have been manufactured in accordance with all of the requirements of the Agreement and the applicable ANDA, in all material respects (without giving effect to any materiality qualifications set forth in any provision of this Supply Agreement). Any deviations and investigations related to such Supply Products shall be completed in compliance with applicable ANDA, cGMP Requirements and the Quality Agreement (as defined in Section 5.6 hereof).
(c)The Buyer represents and warrants that it will not ship Supply Product prior to the Closing Date.
Article IV.

REPRESENTATIONS AND WARRANTIES
Section 4.1.    Representations and Warranties of the Manufacturer.
Each Manufacturer hereby represents and warrants to the Buyer as follows:
(a)Supply Product Compliance. All Supply Products delivered pursuant to this Supply Agreement by such Manufacturer (or any sub-contractor thereof) to the Buyer or its designee during the Term will at shipment be in compliance in all material respects with this Supply Agreement, the Specifications, the Quality Agreement and applicable Governmental Rules, including the cGMP Requirements, and the Manufacturing of such Supply Products will have been in accordance with the cGMP Requirements. At the time such Manufacturer makes each shipment of Supply Product available for pick-up by Buyer (or Buyer’s carrier), the Supply Products shall: (i) not be adulterated or misbranded within the meaning of the FFDCA or within the meaning of any applicable state or municipal Law in which the definitions of adulteration and misbranding are substantially the same as those contained in the FFDCA, as such FFDCA and such Laws are constituted and in effect at the time of delivery; (ii) not be an article that may

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

not be introduced into interstate commerce under the provisions of Sections 404 and 505 of the FFDCA; and (iii) have a shelf life that is not more than [****] into the product expiration, provided, however, that with respect to the initial Firm Order, for Supply Products that have a normal shelf life of [****], such Supply Products will have a minimum remaining shelf life of not less than [****], except with respect to the Supply Products set forth on Schedule 4.1(a), which shall have a minimum shelf life as set forth therein.
(b)Authorization. This Supply Agreement has been duly executed and delivered by such Manufacturer and, assuming due execution and delivery by the Buyer, constitutes a valid and binding obligation, enforceable against such Manufacturer in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Supply Agreement have been duly authorized by all necessary action on the part of the Manufacturer and its respective officers and directors.
(c)No Encumbrance. Title to all Supply Products supplied by such Manufacturer to Buyer hereunder shall pass to Buyer as provided herein free and clear of all Encumbrances, other than Permitted Encumbrances.
(d)Absence of Conflicts. The execution, delivery and performance of this Supply Agreement by such Manufacturer does not conflict with or constitute a default under any agreement, instrument or understanding, oral or written to which it is a party or by which it may be bound, does not conflict with any provision of any of its organizational documents and does not conflict with or violate any Governmental Rule or court order or decree.
(e)Organization and Standing. Such Manufacturer is a corporation or other entity, duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization.
(f)Power and Authority. Such Manufacturer has the corporate or similar power and authority to execute, deliver and perform this Supply Agreement and to consummate the transactions contemplated hereby.
(g)Compliance With Law. Such Manufacturer has and will maintain throughout the term of this Supply Agreement all permits, licenses, registrations and other forms of governmental authorization and approval as required by Law in order for such Manufacturer to execute and deliver this Supply Agreement and to perform its obligations hereunder in accordance with all applicable Laws.
(h)No Debarment. Such Manufacturer is not debarred and has not and will not use in any capacity the services of any person debarred under subsection 306(a) or (b) of the Generic Drug Enforcement Act of 1992. If at any time this representation and warranty is no longer accurate, such Manufacturer shall promptly notify Buyer of such fact.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(i)No Enforcement Actions. There are no pending or, to the Knowledge of such Manufacturer, threatened enforcement actions, recalls, withdrawals or notices of health or safety risks to or from the FDA or other federal, state or foreign Governmental Entity which has jurisdiction over such Manufacturer’s operations which relate to the Supply Products sold by it.
Section 4.2.    Representations and Warranties of the Buyer.
The Buyer hereby represents and warrants to each Manufacturer as follows:
(a)Authorization. This Supply Agreement has been duly executed and delivered by the Buyer and, assuming due execution and delivery by each Manufacturer, constitutes a valid and binding obligation, enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Supply Agreement have been duly authorized by all necessary action on the part of the Buyer and its respective officers and directors.
(b)Absence of Conflicts. The execution, delivery and performance of this Supply Agreement by the Buyer does not conflict with or constitute a default under any agreement, instrument or understanding, oral or written to which it is a party or by which it may be bound, does not conflict with any provision of any organizational documents of the Buyer and does not conflict with or violate any Governmental Rule or court order or decree.
(c)Organization and Standing. The Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
(d)Power and Authority. The Buyer has the corporate power and authority to execute, deliver and perform this Supply Agreement and to consummate the transactions contemplated hereby.
Article V.

QUALITY ASSURANCE
Section 5.1.    The Manufacturers’ Covenants.
Each Manufacturer hereby covenants during the Term that it will (and will use commercially reasonable efforts to cause its contractors to):
(a)manufacture, fill, package, test, handle, store, warehouse and ship the Supply Products sold by it in conformity with this Supply Agreement, Quality Agreement, Governmental Rules, and cGMP Requirements and the Specifications;

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b) promptly (but in any event no later than [****] after becoming aware) inform Buyer of any inspections, communications, or material issues raised by the FDA in connection with the Manufacturing of the Supply Products sold by such Manufacturer, and, in each case, shall provide Buyer with copies of any correspondence (including emails) relating thereto;
(c)obtain and maintain all permits reasonably necessary to Manufacture and supply all Supply Product sold by it subject to an FDA approved ANDA in accordance with the Specifications, applicable Governmental Rules and this Supply Agreement; and
(d)if such Manufacturer becomes aware of any Supply Products sold by it that have not been manufactured in accordance with the Specifications and that have been supplied, promptly take such corrective action as shall be reasonably necessary to correct such nonconformity and inform Buyer in writing.
Section 5.2.    The Buyer’s Covenants
The Buyer hereby covenants during the Term that it will:
(a)hold, store, handle, ship, deliver, distribute and/or sell the Supply Products (i) in accordance with applicable cGMP Requirements and Governmental Rules, including but not limited to any risk management programs required by the FDA; and (ii) in compliance with the Specifications;
(b)enter into all necessary compliance agreements as may be reasonably designated by any Manufacturer, including but not limited to agreements to cover quality assurance and adverse incident reporting; and
(c)except in respect of the requirements set forth in Section 3.3(b) and Section 5.1 hereof, upon delivery of the Supply Products to the Buyer, the Buyer will be solely responsible for compliance with all quality control testing and other testing requirements set forth in this Supply Agreement and all related Governmental Rules with respect to such Supply Products.
Section 5.3.    Rejection of Delivered Supply Products.
Within [****] of receipt by the Buyer at its applicable warehouse of any shipment of Supply Product and applicable COA and COC, the Buyer will inspect the Supply Product, COA and COC and advise the applicable Manufacturer of any defect whereby the Supply Product does not conform to the Specifications. Any Supply Product not refused within [****] will be deemed accepted. If the Buyer wishes to refuse acceptance, the Buyer will, within such [****] period, provide written notice to such Manufacturer of its refusal to accept the defective Supply Product and the reason(s) therefor. In the event a hidden defect (i.e., one which could not have been reasonably identified during the initial [****] Buyer inspection period) is discovered at a later date whereby the Supplied Product does not conform to the Specifications, the Buyer shall inform such Manufacturer as soon as practicable after Buyer becomes aware of the alleged

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

hidden defect. In the event that the Buyer refuses acceptance or rejects the Supply Product due to a hidden defect, the Manufacturer, upon confirmation of the reasons for refusal or rejection of the Supply Product, will replace within [****] or as soon as reasonably practicable the defective Supply Product at such Manufacturer’s sole cost and expense or refund the Transfer Price, at the Buyer’s option. If such Manufacturer and the Buyer do not agree on the refusal or rejection of Supply Products, then any Party may refer the matter for final analysis to [****]. Except as set out in this Section 5.3, such Manufacturer shall have no liability to Buyer for any defect (other than hidden defects) for which it has not received notice from the Buyer within the [****] Buyer inspection period or for any hidden defect for which it was not informed as soon as practicable after Buyer became aware of such hidden defect.
Section 5.4.    Non-Conforming Supply Products.
Notwithstanding any other provisions of this Supply Agreement, the Buyer agrees to return to the applicable Manufacturer (or, at such Manufacturer’s direction, to its contractors) any Supply Products that do not conform with the Specifications at the time of shipment to the Buyer, or if the Buyer and such Manufacturer mutually agree, to dispose of such Supply Products as such Manufacturer may direct. Such Manufacturer shall be responsible for the reasonable and documented costs associated with the return and proper disposal of all such Supply Products not in conformance with the Specifications at the time of shipment and shall promptly (and, in any event, within [****] or as soon as reasonably practicable) replace (at such Manufacturer’s cost) or credit, at the option of the Buyer, such non-conforming Supply Products.
Section 5.5.    Recall.
Each Manufacturer shall maintain traceability records in accordance with the applicable Governmental Rules, including cGMP Requirements, and in accordance with any written instructions or guidelines provided to each such Manufacturer by the Buyer, necessary to permit a recall, field correction or other notification to the field, of the Supply Products. Buyer, in consultation with each such Manufacturer, shall have the exclusive right to institute a recall and shall be responsible for managing the recall and communications with customers and Governmental Entities; provided, however, notwithstanding the preceding, that for any Supply Product supplied pursuant to an ANDA owned by any such Manufacturer, Manufacturer, in consultation with Buyer, shall have the exclusive right to institute a recall and shall be responsible for managing the recall and communications with customers and Governmental Entities. The Parties shall cooperate with each other in connection with any such efforts. In the event that any Supply Product is quarantined or recalled by Buyer, or is subject to stop-sale action, whether voluntary or by governmental action, it is agreed and understood that [****]. Said determination may be made by the Governmental Entity involved, or by mutual agreement of the Parties following examination and review of all records pertinent to the manufacture of the Supply Products subject to such recall.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 5.6.    Quality Procedures.
Each Manufacturer and Buyer shall comply with the terms of the quality requirements set forth in a quality agreement to be negotiated in good faith by the Parties and entered into by the Parties as soon as practicable after the date hereof, but on or prior to the Closing Date (the “Quality Agreement”) with respect to the manufacture of the Supply Products. To the extent that any inconsistencies or conflicts exist between the Quality Agreement and this Supply Agreement with regard to quality requirements and compliance with Governmental Rules, the provisions in the Quality Agreement shall prevail.
Section 5.7.    Regulatory Communications.
Buyer shall be responsible for communicating with the FDA regarding the Supply Products and the Manufacturing performed by the Manufacturers hereunder and no Manufacturer shall initiate contact with the FDA or such other regulatory authority regarding the Supply Products or the Manufacturing without Buyer’s prior written consent, except when required by the terms of this Supply Agreement or by applicable Governmental Rules; provided, however, notwithstanding the preceding, that for any Supply Products supplied pursuant to an ANDA owned by any such Manufacturer, such Manufacturer shall be responsible for communicating with the FDA regarding such Supply Products and the Manufacturing performed by such Manufacturer hereunder and Buyer shall not initiate contact with the FDA or such other regulatory authority regarding the Supply Products or the Manufacturing without such Manufacturer’s prior written consent, except when required by the terms of this Supply Agreement or by applicable Governmental Rules. Each Party shall provide reasonable assistance to any other Party upon such Party’s reasonable request, and at the requesting party’s sole cost and expense, with respect to such regulatory communications.
Article VI.

PRICE AND PAYMENTS
Section 6.1.    Prices.
The prices payable by the Buyer for each of the Supply Products will be the prices set forth on Schedule 6.1 and will be adjusted pursuant to Section 6.2 (the “Initial Price” and as may be adjusted pursuant to Section 6.2, the “Transfer Price”). The prices for the Supply Products set forth on Schedule 6.1 are [****] determined on a [****] in U.S. dollars [****] as the sum of the [****] as determined in accordance with U.S. GAAP [****] provided that the Transfer Prices for an applicable Supply Product [****].
Section 6.2.    Adjustment.
(a)On each anniversary of the date the applicable Manufacturer fulfills an initial Firm Order with respect to any Supply Product, such Manufacturer shall have the right to increase the Transfer Price of such Supply Product by [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

(b)On the fourth and fifth anniversaries of the date the applicable Manufacturer fulfills an initial Firm Order with respect to any Supply Product, if the Buyer has not completed the transfer of the Product Technology (as defined in the Asset Purchase Agreement) pursuant to Section 7.3(a) of the Asset Purchase Agreement, then such Manufacturer shall have the right to a payment equal to [****] of total annual costs of goods for the applicable Supply Product for the immediately preceding contract year and Buyer shall promptly (and in any event within [****] of such anniversary) deliver or cause to be delivered to such Manufacturer payment of such amount by wire transfer in immediately available funds, to the account or accounts designated in writing by such Manufacturer to Buyer.
Section 6.3.    Invoices.
Each Manufacturer will send all invoices in respect of any Supply Products sold by it to a single address specified in writing by the Buyer to each such Manufacturer following the date that such Supply Products subject to any Firm Order shall have been made available to the Buyer under Section 3.3(a). Payments for Supply Product sold hereunder will be made by the Buyer to such Manufacturer within [****] after the date of the invoice by check or electronic funds transmission in United States dollars as specified in any invoice, without any offset or deduction of any nature whatsoever. Notwithstanding the foregoing, the Parties acknowledge that the Manufacturers shall not invoice the Buyer, and the Buyer shall have no obligation to make payment hereunder, prior to the Closing Date. All payments will be made to such account as the Manufacturers will have specified in writing to the Buyer with written confirmation of payment sent by facsimile to such address as the Manufacturers will have specified in writing to the Buyer. If the Buyer fails to pay any undisputed invoiced amount when due to a Manufacturer, a service charge will be imposed by such Manufacturer equal to [****] that such undisputed amount is overdue. For the avoidance of doubt, Buyer will not have any obligation to make any payment in respect of the initial Firm Order if the Asset Purchase Agreement is terminated prior to the Closing Date.
Section 6.4.    Taxes, etc.
The Buyer will bear solely the cost of any taxes, levies, duties or fees of any kind, nature or description whatsoever applicable to the sale and transportation of Supply Product sold by a Manufacturer to the Buyer (“Buyer Taxes”), and the Buyer will forthwith pay to such Manufacturer all such sums upon demand. Such Manufacturer and Buyer shall cooperate with each other and use their commercially reasonable efforts to obtain any certificate or other document from any person as may be necessary to mitigate, reduce or eliminate any such Buyer Taxes.
Section 6.5.    Separate Sale.
Each shipment of Supply Product to the Buyer will constitute a separate sale, obligating the Buyer to pay therefor, whether said shipment is in whole or only partial fulfillment of any order or confirmation issued in connection therewith.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 6.6.    Deductions.
Except as otherwise required by applicable Law, the Buyer agrees not to make any deductions of any kind from any payments becoming due to any Manufacturer unless the Buyer will have received prior written authorization from such Manufacturer authorizing such deduction.
Article VII.

TERM AND TERMINATION
Section 7.1.    Term.
The provisions of this Supply Agreement will commence on the date hereof and will expire (a) with respect to the Supply Pipeline Products, on the second (2nd) anniversary of the commercial launch of such Supply Pipeline Products and (b) with respect to the other Supply Products, on the second (2nd) anniversary of the Closing Date, in each case unless earlier terminated in accordance with this Article VII (the “Initial Term”). On a Supply Product-by-Supply Product basis, prior to the date on which (i) Buyer has successfully completed the transfer of the Product Technology pursuant to Section 7.3(a) of the Asset Purchase Agreement and (ii) Buyer has begun independent manufacture or supply and sales of the applicable Supply Product (“Successful Product Technology Transfer”), this Supply Agreement may be extended (x) with respect to Supply Pipeline Products, once at the request of the Buyer (the Buyer having provided at least ninety (90) days written notice prior to the expiration of the Initial Term to the applicable Manufacturers) for an additional one (1) year term and (y) with respect to the other Supply Products, three (3) times at the request of the Buyer (the Buyer having provided at least [****] written notice prior to the expiration of the Initial Term to the Manufacturer) for an additional one (1) year term, in each case, subject to approval of the FTC Staff or the FTC Interim Monitor, and subject to earlier termination in accordance with this Article VII (the “Extended Term” and together with the Initial Term, the “Term”).
Section 7.2.Termination.
The Manufacturers, on the one hand, or the Buyer, on the other hand, as applicable, will have the right to terminate this Supply Agreement with immediate effect (except as otherwise stated below) upon written notice to the other upon the occurrence of the following:
(a)any Manufacturer, on the one hand, or the Buyer, on the other hand, files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency Law; or
(b)any Manufacturer, on the one hand, or the Buyer, on the other hand, fails to cure any non-compliance with any of the terms and conditions hereof within the time period specified in any prior written notice (which will be at least [****]) delivered to the non-compliant Party by another Party; provided; however, that the Manufacturers shall be permitted

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

to terminate under this Section 7.2(b) only for the Buyer’s failure to pay amounts due to the Manufacturers pursuant to this Supply Agreement and not disputed in good faith by Buyer (it being understood that any amounts due for Supply Product rejected pursuant to Section 5.3 shall be deemed to be disputed in good faith); or
(c)if the Buyer believes it has sufficient alternative supply of any Supply Product to meet its needs, then the Buyer may terminate this Supply Agreement with respect to such Supply Product upon [****] prior written notice to the applicable Manufacturers; or
(d)except as specifically provided in Section 7.2(b), no Manufacturer shall have any right to terminate its supply obligations under this Supply Agreement as a result of any breach by the Buyer; provided, however, that the Manufacturers shall be entitled to seek all other remedies available at Law or in equity; or
(e)if the Parties mutually agree in writing to terminate this Supply Agreement, following the provision of prior notice to the FTC Staff or the FTC Interim Monitor; or
(f)with respect to each Supply Product, upon the Successful Product Technology Transfer such that the Buyer has sufficient alternative supply of such Supply Product to meet its needs, then either Party may terminate this Supply Agreement with respect to such Supply Product upon [****] prior written notice to the other Party; or
(g)with respect to each Supply Pipeline Product, [****]; or
(h)termination of the Asset Purchase Agreement pursuant to Section 11.1(a) thereof.
Section 7.3.    Effects of Termination.
If this Supply Agreement is terminated pursuant to Section 7.2:
(a)The Buyer acknowledges and agrees that any Manufacturer will be entitled to cancel any Firm Order accepted prior to the effective date of termination with respect to any such Supply Product subject to such termination, and will not be obligated to supply any such Supply Products ordered by the Buyer pursuant to such Firm Order, with respect to such Supply Products to be delivered after the effective date of the termination; provided that with respect to a termination by Buyer pursuant to Section 7.2(b) or Section 7.2(c), any such Manufacturer will only be entitled to cancel any Firm Order accepted as of a date that is within [****] prior to the effective date of termination. In addition, the Buyer shall purchase from the Manufacturers all quantities of components, materials, APIs and work-in-progress in the Manufacturers’, their Affiliates’ and third party manufacturers’ possession that were reasonably purchased or produced in connection with such parties’ obligations to manufacture Supply Products and are not reasonably allocable to or usable for other activities being carried out by the Manufacturers or their Affiliates [****], which amount shall be payable no later than [****] after receipt thereof by the Buyer. In the event the Supply Agreement is terminated pursuant to

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 7.2(c), the provisions of this Section 7.3(a) will apply only with respect to the Supply Products for which the Supply Agreement has been terminated.
(b)If the termination is by any Manufacturer due to a default by Buyer in the payment of any amount owed hereunder to such Manufacturer when due, then all of the liabilities and obligations of the Buyer to such Manufacturer, whether then due or not, will become immediately due and payable, and such Manufacturer will be entitled to cancel any Firm Order then outstanding and will not be obligated to supply any Supply Products ordered by the Buyer pursuant to such Firm Order.
(c)Subject to Section (a) and (b) hereof, termination or expiration of this Supply Agreement for any reason will not relieve the Parties of any obligation accruing prior to such termination or expiration (including in respect of any Firm Orders); provided, however, the Buyer will not have any obligation to make any payment in respect of the initial Firm Order if this Supply Agreement shall be terminated prior to the Closing Date. The rights and obligations of the Parties under Sections 5.5, 7.3, Article IX, Article X and Article XII of this Supply Agreement will survive the expiration or termination of this Supply Agreement.
(d)It is understood and agreed that the Buyer will be responsible for all Manufacturing of the Supply Products after the earlier of the termination (in accordance with the terms hereof) or expiration of this Supply Agreement. In addition, it is understood and agreed that the Buyer will be responsible, [****], except as otherwise required pursuant to the terms of the Asset Purchase Agreement.
Article VIII.

FORCE MAJEURE
Section 8.1.    Force Majeure.
None of the Parties will be deemed to have defaulted under or breached this Supply Agreement for failure or delay in fulfilling or performing any term or provision of this Supply Agreement (other than the payment of money) when such failure or delay will be caused (directly or indirectly) by a circumstance beyond the reasonable control of the affected Parties, including, without limitation, fire; flood; accident; explosion; terrorism, sabotage; strike, or any labor disturbance (regardless of the reasonableness of the demands of labor); civil commotions; riots; invasions; wars (present or future); acts, restraints, requisitions, regulations, or directions of any Governmental Entity, except where such acts, restraints, requisitions, regulations or directions are the result of a Party’s negligence or willful actions; voluntary or mandatory compliance by any Manufacturer with any request for material represented to be for purposes of (directly or indirectly) producing articles for national defense or national defense facilities; shortage of labor, fuel, power, or raw materials; inability to obtain supplies; failures of normal sources of supplies; inability to obtain or delays of transportation facilities; any act of God; any act of the other Party or any cause (whether similar or dissimilar to the foregoing) beyond the reasonable control of such Party (each a “Force Majeure”). Any Party asserting its inability to

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

perform any obligation hereunder for any such contingency shall promptly notify the other Party of the existence of any such contingency and shall use commercially reasonable efforts to mitigate such contingency and re-commence its performance of such obligation as soon as commercially practicable. Subject to this Section 8.1, if any Manufacturer is unable to supply the Buyer with its requirements of Supply Products by reason of Force Majeure, Force Majeure shall excuse such Manufacturer’s performance until the Force Majeure has ceased and for a reasonable period of time thereafter, to allow such Manufacturer to restore itself to the position it was in with respect to the Supply Products immediately prior to the Force Majeure. Within [****] of notification by such Manufacturer that it is able to resume the necessary supply of the Supply Products to the Buyer, the Buyer shall resume obtaining Supply Products from such Manufacturer pursuant to the terms of this Supply Agreement; however, in respect of any Firm Orders for the Supply Products the delivery of which was during such Force Majeure period, parties shall discuss in good faith the requirements of the Buyer and delivery of such Supply Products. None of the Parties shall suffer penalty or incur any liability for their inability to perform hereunder by reason of Force Majeure. If a Party fails to perform any of its obligations under this Supply Agreement by reason of Force Majeure and such non-performance continues for a period of [****] from the first occurrence of the event of Force Majeure, the other party may terminate this Supply Agreement with respect to any Supply Product that is directly related to, or the subject of, such Force Majeure event by providing written notice to that effect to the non-performing Parties. In the event of such termination, each Parties’ respective rights and obligations under this Supply Agreement shall terminate with respect to such Supply Product except for any amounts previously due and owing by one party to the other and except for any other obligations which this Supply Agreement expressly provides shall survive termination.
Article IX.

CONFIDENTIALITY
Section 9.1.    Non-disclosure and Non-use Obligation.
Each Party or its Affiliates or contractors may, from time to time, prior to or after the date hereof, disclose to the other Party information of a technical or non-technical nature that is not generally known to the trade or public. Each Party agrees that it will not use for any purpose other than as necessary to perform its obligations under this Supply Agreement, and will not disclose to anyone in any manner whatsoever, any such information including, without limitation, information relating in any way to the products, processes, and services of each Party or its Affiliates or contractors, which becomes known to the other Party on or prior to the date of the termination or expiration of this Supply Agreement. The obligations of this Section 9.1 will not apply to information (i) that is known to a Party as shown by written records prior to its disclosure by any Manufacturer or its contractors; (ii) that becomes public information or is generally available to the public other than by an unauthorized act or omission of the other Party; or (iii) that is received by a Party from third parties who are in rightful possession of such information and who are lawfully entitled to disclose such information and did not receive such information from the other Party. From and after the Closing Date, the Transferred Assets and all confidential information relating solely and exclusively to the Transferred Assets or the

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

manufacture thereof shall be considered confidential information of Buyer under this Section 9.1 and the obligations of this Section 9.1 in respect thereof will apply to the Manufacturers and will not apply to Buyer; provided, however, to the extent such confidential information is also used by any Manufacturer in the retained business thereof or in fulfilling its obligations under this Supply Agreement, such confidential information shall constitute the confidential information of the Parties. Upon the termination or expiration of this Supply Agreement, each Party will return or destroy (with written confirmation thereof) to the other Party all documents that include confidential information of each Party or its contractors (other than, in the case of the Buyer, upon termination of this Supply Agreement after the Closing Date or expiration of this Supply Agreement, the Transferred Assets), including all copies of such documents or extracts therefrom, if any, and will make no further use of such information.
Article X.

INDEMNIFICATION
Section 10.1.    By the Manufacturers.
From and after the Closing Date, the Manufacturers will indemnify, defend and hold harmless, and pay and reimburse, the Buyer and its Affiliates and their respective officers, directors, employees, agents, advisors and shareholders from and against any and all Losses resulting from any claim by a third party to the extent and only to the extent attributable to the Manufacturers’ gross negligence, willful misconduct or breach of any of their representations and warranties, covenants, agreements or obligations contained in this Supply Agreement.
Section 10.2.    By the Buyer.
From and after the Closing Date, the Buyer will indemnify, defend and hold harmless, and pay and reimburse, each Manufacturer and its Affiliates and their respective officers, directors, employees, agents, advisors and shareholders from and against any and all Losses resulting from any claim by a third party (a) to the extent and only to the extent attributable to the Buyer’s gross negligence, willful misconduct or breach of any of its representations and warranties, covenants, agreements or obligations contained in this Supply Agreement; or (b) regarding any Supply Product sold by Buyer or its Affiliates from and after the Closing Date, including but not limited to (i) any claim for patent infringement, personal injury, death or property damage or (ii) the use of the Supply Products by any person; provided, however, that the Buyer shall not be liable for any Losses to the extent arising from each such Manufacturer’s negligence or breach of its representations and warranties, covenants, agreements or obligations contained herein.
Section 10.3.    Procedures.
In the event of any claims for indemnification made by one Party against the other Party under this Section 10, the procedure to be used for the administration and resolution of such claims will be as set forth in Section 12.5 of the Asset Purchase Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 10.4.    Insurance.
At all times from the Closing Date through that date which is [****] after the termination or expiration of this Supply Agreement, the Buyer and the Manufacturers will maintain product liability insurance (or self insurance), which is reasonable and customary in the USA pharmaceutical industry for companies of comparable size, provided that in no event shall the product liability insurance amounts be [****] per year. The Buyer and the Manufacturers shall provide written proof of such insurance to the other Party upon request.
Section 10.5.    Limitations.
(a)In no event shall any Party be liable by reason of any breach of any representation, warranty, condition or other term of this Supply Agreement or any duty of common law, for any consequential, special, indirect, or incidental or punitive loss or damage (whether for loss of current or future profits, loss of enterprise value or otherwise), and all Parties agree that they shall not make any such claim; provided, however, that the foregoing does not limit any of the obligations or liability of (i) any Party or its Affiliates under Sections 10.1 and 10.2 with respect to (1) claims for indemnity of unrelated third parties, (2) liability arising from fraud of a Party or its Affiliates and (3) with respect to Manufacturer’s breach of its obligations pursuant to Section 3.2 and Section 5.3, liability arising from fraud, intentional breach or willful misconduct of a Party or its Affiliates or (ii) a Manufacturer for a Supply Failure due to the gross negligence of such Manufacturer.
(b)Notwithstanding any other provision of this Supply Agreement, in the event that the Buyer asserts or claims that any Manufacturer has breached any of its obligations hereunder or that any Manufacturer is liable pursuant to Section 10.1, such Manufacturer’s maximum liability under or in connection with (i) any such claim herein, together with any such claim against any other Manufacturer pursuant to this Supply Agreement or under the Other Supply Agreement, asserted prior to [****] shall be limited to [****] and (ii) any such claim herein, together with any such claim against any other Manufacturer pursuant to this Supply Agreement or under the Other Supply Agreement, asserted on or following [****] shall be limited to [****].
Article XI.

INTELLECTUAL PROPERTY RIGHTS
Section 11.1.    License.
The Buyer hereby grants to each Manufacturer for the Term of this Supply Agreement, a royalty-free, non-exclusive, non-transferable, right and license under the Transferred Assets, as applicable in the Territory to manufacture and supply the Supply Products for the Buyer. This license is sublicenseable by each Manufacturer to contractors which such Manufacturer may cause to manufacture and supply the Supply Products.
To the extent that any of the Supply Products are marketed under a trademark or housemark of the Buyer (“Buyer Trademark”), Buyer hereby grants to each Manufacturer a revocable, non-assignable and non-exclusive license to apply and affix the Buyer Trademark on or in relation to the Supply Products manufactured for the Buyer hereunder; provided, however that nothing herein contained shall give or be deemed to give or shall be intended to give such Manufacturer any right, title, interest or claim in or to the Buyer Trademark.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Article XII.

MISCELLANEOUS
Section 12.1.    Assignment.
None of the Parties may assign its rights or obligations under this Supply Agreement without (i) in the case of Manufacturers, the prior written consent of Buyer, or, (ii) in the case of Buyer, the prior written consent of Manufacturers, and (iii) the prior written consent of the FTC Staff or the FTC Interim Monitor; provided, however, that after the Closing Date any Party may assign its rights and obligations under this Supply Agreement, without the prior written consent of any Person to an Affiliate or to a successor of the assigning Party by reason of merger, sale of all or substantially all of its assets or the portion of its business which relates to a Supply Product or any number of the Supply Products, or any similar transaction. Any permitted assignee or successor-in-interest will assume all obligations of its assignor under this Supply Agreement. No assignment will relieve any Party of its responsibility for the performance of any obligation. This Supply Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, for the avoidance of doubt, any Manufacturer shall be permitted to delegate and assign any portion of its obligations hereunder to any of its Affiliates without the prior written consent of Buyer; provided that such delegation and assignment will not relieve such Manufacturer of its responsibility for the performance of any such obligation.
Section 12.2.    Severability.
If any provision of this Supply Agreement is held to be illegal, invalid or unenforceable by any Law or public policy, the remaining provisions of this Supply Agreement will nevertheless remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom as long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties will negotiate reasonably and in good faith to modify this Supply Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible, subject to the approval of the FTC Staff or the FTC Interim Monitor.
Section 12.3.    Notices.
All notices and other communications required or permitted to be given or made pursuant to this Supply Agreement shall be in writing signed by the sender and shall be deemed duly given (a) on the date delivered, if personally delivered, (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (c) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

next Business Day delivery or (d) two (2) Business Days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the applicable Party at the address set forth below; provided that a Party may change its address for receiving notice by the proper giving of notice hereunder:
(a)if to the Buyer, to:
Impax Laboratories, Inc.
31047 Genstar Road
Hayward, CA 94544
Attn:    General Counsel
Facsimile No.: (510) 240-6096
With a copy (which shall not constitute notice) to:
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Attn:    Francis J. Aquila
Matthew G. Hurd
Facsimile No.: (212) 291-9004 / (212) 291-9076
(a)if to the Manufacturers prior to Closing, to:
Allergan plc
Morris Corporate Center III
400 Interpace Parkway
Parsippany, New Jersey 07054
Attention: Chief Legal Officer and Secretary
Facsimile: +1 (862) 261-8043
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
885 Third Avenue
New York, NY 10022-4834
Attn: Charles K. Ruck
R. Scott Shean
Facsimile: +1 (212) 751-4864
and
Teva Pharmaceutical Industries Ltd.
5 Basel Street
P.O.B. 3190

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Petach Tikvah, Israel
Attention: Dror Bashan
Email: Dror.Bashan@teva.co.il
and
Teva Pharmaceuticals USA, Inc.
425 Privet Road
PO Box 1005
Horsham, PA 19044 U.S.A.
Attention: General Counsel
Fax: (215) 293-6499
and
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attention:    Daniel E. Wolf
Facsimile:    (212) 446-6460
and
Kirkland & Ellis LLP
655 Fifteenth Street, N.W.
Washington, D.C. 20005
Attention:    Mark Kovner
Facsimile:    (202) 879-5200
(b)if to the Manufacturers following Closing, to:
Teva Pharmaceutical Industries Ltd.
5 Basel Street
P.O.B. 3190
Petach Tikvah, Israel
Attention: Dror Bashan
Email: Dror.Bashan@teva.co.il
and
Teva Pharmaceuticals USA, Inc.
425 Privet Road
PO Box 1005
Horsham, PA 19044 U.S.A.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Attention: General Counsel
Fax: (215) 293-6499
with a copy (which shall not constitute notice) to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Daniel E. Wolf
Facsimile No.: (212) 446-6460
and
Kirkland & Ellis LLP
655 Fifteenth Street, N.W.
Washington, D.C. 20005
Attn: Mark Kovner
Facsimile No.: (202) 879-5200
It is understood and agreed that this Section 12.3 is not intended to govern the ordinary course business communications necessary among the Parties in performing their duties, in due course, under the terms of this Supply Agreement, including the placement of orders and the delivery of forecasts.
Section 12.4.    Applicable Law.
This Supply Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the laws of the State of New York, U.S.A. applicable to agreements made and to be performed entirely in such state.
Section 12.5.    Jurisdiction, Venue, Service of Process, WAIVER OF JURY TRIAL.
(a)The Buyer and the Manufacturers agree to irrevocably submit to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, U.S.A., for the purposes of any suit, action or other proceeding arising out of this Supply Agreement or any transaction contemplated hereby. Each Party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York, U.S.A. or, if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail or recognized international courier service to such Party’s respective address set forth in Section 12.3 of this Supply Agreement shall be effective service of process for any action, suit or proceeding in New York with respect to any matters to which it has submitted to jurisdiction in this Supply Agreement. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

proceeding arising out of this Supply Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, U.S.A.
(b)THE BUYER AND THE MANUFACTURERS HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS SUPPLY AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS SUPPLY AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES TO THIS SUPPLY AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS SUPPLY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS SUPPLY AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 12.6.    Entire Agreement.
This Supply Agreement and the attached Schedules, which are incorporated herein, along with the Asset Purchase Agreement and the Schedules and Exhibits thereto, constitute the entire agreement among the Parties with respect to the subject matter hereof and all prior agreements with respect hereto are superseded. Each Party confirms that it is not relying on any representations, warranties, covenants or understandings of any kind, nature or description whatsoever of the other Party, except such as are as specifically set forth herein or in the Asset Purchase Agreement. No amendment or modifications hereof will be binding upon the Parties unless set forth in a writing specified to be an explicit amendment to this Supply Agreement duly executed by authorized representatives of each of the Parties, and subject to the approval of the FTC Staff or the FTC Interim Monitor. The Parties recognize that, during the Term of this Supply Agreement, a purchase order, acknowledgement form or similar routine document (collectively “Forms”) may be used to implement or administer provisions of this Supply Agreement. Therefore, the Parties agree that the terms of this Supply Agreement, as it may be amended, will prevail in the event of any conflict between this Supply Agreement and the printed provision of such Forms, or typed provisions of Forms that add to, vary, modify or are in conflict with the provisions of this Supply Agreement with respect to the Supply Products sold during the Term of this Supply Agreement.

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Section 12.7.    Headings.
The headings used in this Supply Agreement are intended for convenience only and will not be considered part of the written understanding among the Parties and will not affect the construction of this Supply Agreement.
Section 12.8.    Independent Contractors.
The relationship between the Manufacturers, on the one hand, and the Buyer, on the other hand, is solely that of buyer and seller. It is expressly agreed that the Manufacturers, on the one hand, and the Buyer, on the other hand, will be independent contractors and that neither the relationship among the Parties nor this Supply Agreement will be construed as creating a partnership, joint venture or agency. Neither the Manufacturers, on the one hand, nor the Buyer, on the other hand, will have the authority to make any statements, representations or commitments of any kind, or to take any action or to incur any liability or obligation which will be binding on the other, without (i) in the case of Manufacturers, the prior written consent of Buyer, or (ii) in the case of Buyer, the prior written consent of Manufacturers. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.
Section 12.9.    Allergan
Notwithstanding anything to the contrary contained herein, Buyer, on behalf of itself and its Affiliates acknowledges that neither Allergan nor any of its Affiliates (other than the Manufacturers) shall have any liability under this Supply Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby, including, but not limited to, any dispute related to, or arising from, the Supply Products.
Section 12.10.    Waiver.
The waiver by any Party of any right hereunder, or, in the case of Manufacturers, the failure to perform or a breach by Buyer, or, in the case of Buyer, the failure to perform or a breach by Manufacturers, in each case will not be deemed a waiver of any other right hereunder or of any other or subsequent breach or failure by said other Party whether of a similar nature or otherwise.
Section 12.11.    Counterparts.
This Supply Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.
Section 12.12.    No Benefit to Third Parties.
The representations, warranties, covenants and agreements set forth in this Supply Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

nothing herein, express or implied, is intended to or will confer upon any person or entity any legal or equitable rights, benefits or remedies.
[signature page follows]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Supply Agreement to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

WATSON LABORATORIES, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS HOLDCO US, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

THE RUGBY GROUP, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ANDRX LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

[Supply Agreement]

ACTAVIS ELIZABETH LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS SOUTH ATLANTIC LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS MID ATLANTIC LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS PHARMA, INC.

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

ACTAVIS LLC

By:	/s/ A. Robert D. Bailey

Name:	A. Robert D. Bailey

Title:	President

[Supply Agreement]

ACTAVIS GROUP PTC ehf

By:	/s/ Guojon Gustafsson

Name:	Guojon Gustafsson

Title:	Director

By:	/s/ Hafrun Frioriksdottir

Name:	Hafrun Frioriksdottir

Title:	Director

By:	/s/ Daniel Motto

Name:	Daniel Motto

Title:	Director

BREATH LTD.
By:	/s/ Sara Vincent

Name:	Sara Vincent

Title:	Director

IMPAX LABORATORIES, INC.

By	/s/ G. Frederick Wilkinson

Name	G. Frederick Wilkinson

Title	President, Chief Executive Officer

[Supply Agreement]

Schedule 1.1 – Specifications
[****]
[*****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

[*****] = Fourteen pages of confidential information, marked by brackets, have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.2(d) - Initial Firm Order

Initial Order Quantity
Product Description	PO Quantity
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.2(f) - Certain Supply Products

Product Description	Seller Label
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.1(a) - Minimum Shelf Life
[****]

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.1 - Transfer Prices and Batch Quantities

SKU	Brand Name	CPU ($)	Supply Site of Initial Order	Batch Size	Supply Site of Remaining Tech-transfer Period	Batch Size	Status
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]		[****]	[****]
*Estimate to updated upon launch

1 [****].

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.